SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): July 16, 2004



                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            UTAH                    000-33167                  84-0448400
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)




             17700 CASTLETON STREET, SUITE 589
               CITY OF INDUSTRY, CALIFORNIA                     91748
         (Address of Principal Executive Offices)             (Zip Code)



                                 (626) 964-3232
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 16, 2004, Kiwa Bio-tech Products Group Corporation (the "Registrant") issued a press release announcing that the Registrant had entered into a Standby Equity Distribution Agreement ("Equity Agreement") with Cornell Capital Partners, LP. Under the Equity Agreement, the Registrant may, at its discretion, periodically issue and sell to Cornell Capital Partners common stock for a total purchase price of up to $10,000,000. The Registrant agreed to register the shares of common stock issuable under the Equity Agreement for resale by Cornell Capital Partners prior to the first sale of such shares of common stock. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press release dated July 16, 2004, issued by the Registrant.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION



Date:    July 19, 2004              By:      /S/ WEI LI
                                       -----------------------------------------
                                       Wei Li, Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Press release dated July 16, 2004, issued by the Registrant.


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